UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):                                                                                      July 15, 2011

NINE MILE SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-143039	20-8006878
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

563 West 500 South, Suite 330, Bountiful, UT 84010
(Address of principal executive offices)

Registrant's telephone number, including area code: (877) 499-9192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
           (17 CFR 240.14d-2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
   (17 CFR 240.13e-4(c))

FORM 8-K

Section 4 – Matters Related to Accountants and Financial Statements

Item  4.01   Changes in Registrant’s Certifying Accountant.

(a)           On July 15, 2011, the Company dismissed the firm of Mantyla McReynolds, LLC., Certified Public Accountants (“Mantyla McReynolds”), as its independent certifying accountants pursuant to the unanimous consent of the Board of Directors after being informed by Mantyla McReynolds that it was not going to stand for re-election.

With the exception of the inclusion of a modification as to the Company’s ability to continue as a going concern, none of the reports of Mantyla McReynolds on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and the subsequent interim periods through the date of dismissal, (i) there were no disagreements with Mantyla McReynolds whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Mantyla McReynolds’ satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with any reports it would have issued, and (ii) there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided Mantyla McReynolds with a copy of the foregoing disclosure, and have requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. We are including as an Exhibit to this Form 8-K, a copy of the letter from Mantyla McReynolds as required by Item 304(a)(3) of Regulation S-K.

(b)           On July 15, 2011, we engaged HJ & Associates, LLC (“HJ &Associates”), as our new independent certifying accountants. During the two most recent fiscal years and the interim periods preceding the engagement, we have not consulted HJ & Associates regarding any of the matters set forth in Item 304(a)(2) of Regulation S-K.

Notes about Forward-looking Statements

Statements contained in this current report which are not historical facts, may be considered "forward-looking statements," which term is defined by the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are based on current expectations and the current economic environment.  We caution readers that such forward-looking statements are not guarantees of future performance. Unknown risks and uncertainties as well as other uncontrollable or unknown factors could cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statements.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.                                                      Description

16.1	Letter from Mantyla McReynolds, LLC. dated July 18, 2011 regarding its concurrence or disagreement with the statements made by Nine Mile Software, Inc. in this current report Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                             Nine Mile Software, Inc.

Date:  July 18, 2011                                                                                                                                                                 By:     S/ Damon M. Deru
                                                                                             Damon Deru, Chief Executive Officer